UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    February 11, 2005
                                                  ---------------------


                               UnionBancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-28846                 36-3145350
----------------------------          -----------           ------------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


              321 West Main Street, Ottawa, IL            61350
             ----------------------------------------   ----------
             (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code   (815) 431-2720
                                                    -----------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

               The information on this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

               On February 11, 2005, UnionBancorp, Inc. issued a news release to report its financial results for the quarter and year ended December 31, 2004. A copy of the release is furnished as Exhibit
               99.1 hereto pursuant to Item 2.02 of Form 8-K.


Item 9.01.     Financial Statements and Exhibits.

               (c)      Exhibits.
                        --------

                        Exhibit Number
                        --------------

                        99.1 News Release, dated February 11, 2005, issued by UnionBancorp, Inc.

                                       2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNIONBANCORP, INC.

Dated:  February 11, 2005              /s/ DEWEY R. YAEGER
                                       -----------------------------------------
                                       Dewey R. Yaeger
                                       President and Principal Executive Officer


Dated:  February 11, 2005              /s/ KURT R. STEVENSON
                                       -----------------------------------------
                                       Kurt R. Stevenson
                                       Senior Vice President and Principal
                                       Financial and Accounting Officer


                                       3.

                                  EXHIBIT INDEX

Exhibit Number
--------------

     99.1         News Release, dated February 11, 2005, issued by
                  UnionBancorp, Inc.


                                       4.